Exhibit (10).28
                           AMENDMENT NUMBER ONE
                      TO SOUTH ALABAMA BANCORPORATION
                     1993 INCENTIVE COMPENSATION PLAN



     The South Alabama Bancorporation 1993 Incentive Compensation Plan (the "Plan") is hereby amended and modified as follows:

1. Section 1.3(a) is deleted in its entirety, and the following is substituted in lieu thereof:

      The aggregate number of shares of Common Stock with respect to which Options, Stock Appreciation Rights, and Restricted Stock Awards may be granted shall not exceed 200,000 shares of Common Stock, subject to adjustment in accordance with Section 5.1.


     Except to the extent modified by the foregoing, the Plan shall remain in full force and effect as originally adopted.

     IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed by its duly authorized officer as of the 9th day of May , 1997.

                         South Alabama Bancorporation, Inc.




                          /s/ W. Bibb Lamar, Jr.
                         By: W. Bibb Lamar, Jr.
                         President and Chief Executive Officer